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The Gymboree Corporation



                                                                  March 31, 2002


Fleet Retail Finance Inc., Administrative Agent
40 Broad Street - 10 th Floor
Boston, Massachusetts 02109
Attention: Ms. Sally Sheehan


Re: August 24, 2000 Loan and Security Agreement
As amended (The "Loan Agreement")


Dear Ms. Sheehan:

         Reference is made to the Loan Agreement in which you are the Administrative Agent and the Collateral Agent for a syndicate of revolving credit lenders and a term Lender and The Gymboree Corporation is the "Lead Borrower" for itself and its operating subsidiaries. (Terms used herein which are defined in the Loan Agreement are used as so defined).

         This letter constitutes a request by and on behalf of the Borrowers for the Lenders to Consent to the Borrowers' having incurred Consolidated Capital Expenditures in excess of $15 Million for the Borrowers' Fiscal year ending on or about February 2, 2002.

This letter further confirms the following:

         (a) Such Consolidated Capital Expenditures for the Borrowers' Fiscal year ending on or about February 2, 2002 did not exceed $19 Million.

         (b) Following the Lenders' providing of the Consent requested by this letter, no Borrower will be InDefault.

         (c) There is no basis nor set of facts on which any amount (or any portion thereof) owed by any Borrower under the Loan Agreement could be reduced, offset, waived, or forgiven, by rescission or otherwise; nor is there any claim, counterclaim, off set, or defense (or other right, remedy, or basis having a similar effect) available to any Borrower with regard to thereto; nor is there any basis on which the terms and conditions of any of the Liabilities could be claimed to be other than as stated on the written instruments which evidence such Liabilities. To the extent that any Borrower or any such guarantor has (or ever had) any such claims against the Agent or any Lender, each hereby affirmatively WAIVES and RELEASES the same.


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         (d) Your consent may be provided by multiple counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, and all of which together shall constitute one instrument.


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Very truly yours,
THE GYMBOREE CORPORATION
(" LEAD BORROWER")



By /s/ Myles McCormick
  -----------------------------------------

Print Name: Myles McCormick
           --------------------------------

Title:    CFO
      -------------------------------------



"BORROWERS":
GYMBOREE MANUFACTURING, INC.

By /s/ Myles McCormick
  -----------------------------------------

Print Name: Myles McCormick
           --------------------------------

Title:  CFO
      -------------------------------------



GYMBOREE OPERATIONS, INC.

By /s/ Myles McCormick
  -----------------------------------------

Print Name: Myles McCormick
           --------------------------------

Title:  CFO
      -------------------------------------



GYMBOREE PLAY PROGRAMS, INC.

By /s/ Myles McCormick
  -----------------------------------------

Print Name: Myles McCormick
           --------------------------------

Title:  CFO
      -------------------------------------



GYMBOREE RETAIL STORES, INC.

By /s/ Myles McCormick
  -----------------------------------------

Print Name:  Myles McCormick
           --------------------------------

Title:  CFO
      -------------------------------------



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THE GYMBOREE STORES, INC.

By /s/ Myles McCormick
  -----------------------------------------

Print Name: Myles McCormick
           --------------------------------

Title:  CFO
      -------------------------------------



GYM-MARK, INC.

By /s/ Myles McCormick
  -----------------------------------------

Print Name: Myles McCormick
           --------------------------------

Title:   CFO
      -------------------------------------


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The foregoing requested Consent is hereby given in reliance upon the representations included therein.


THE ADMINISTRATIVE AGENT AND THE COLLATERAL AGENT:
FLEET RETAIL FINANCE INC.


By /s/ Sally A. Sheehan
  .............................................................

Name Sally A. Sheehan
    ...........................................................

Title Director
     ..........................................................



THE REVOLVING CREDIT LENDERS:
FLEET RETAIL FINANCE INC.


By /s/ Sally A. Sheehan
  .............................................................

Name Sally A. Sheehan
    ...........................................................

Title Director
     ..........................................................


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THE CIT GROUP / BUSINESS CREDIT, INC.


By /s/ Michael Gardner
   .............................................................

Name  Michael Gardner
     ...........................................................

Title Vice President
      ..........................................................



FOOTHILL CAPITAL CORPORATION


By /s/ Eileen Quinn
  .............................................................

Name Eileen Quinn
    ...........................................................

Title Vice President
     ..........................................................